UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2014

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip code)

(905) 876-1118
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tribute Pharmaceuticals Canada Inc., an Ontario, Canada corporation (the “Company”), is filing this Amendment No. 3 on Form 8-K/A (“Amendment No. 3”) to amend the Current Report on Form 8-K (the “Original Form 8-K”) originally filed with the Securities and Exchange Commission (the “Commission”) on October 8, 2014 (the “Original Filing Date”) and amended by Amendment No. 1 to the Original Form 8-K filed with the Commission on December 9, 2014 (“Amendment No. 1”) and Amendment No. 2 to the Original Form 8-K filed with the Commission on October 29, 2015 (“Amendment No. 2” and, together with the Original Form 8-K and Amendment No. 1, the “Amended Form 8-K”).  This Amendment No. 3 amends the Amended Form 8-K by replacing Exhibit 99.3 in its entirety to remove certain disclaimer language from PwC that was inadvertently filed.  No other changes are being made to the Amended Form 8-K.

Item 9.01	Financial Statements and Exhibits.

b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company and the Acquired Businesses as of and for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014 are filed herewith as Exhibit 99.3.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.3*	Pro Forma Condensed Consolidated Financial Statements

*      Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: October 30, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3*	Pro Forma Condensed Consolidated Financial Statements

*      Filed herewith.